Subsequent events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent events
17.	Subsequent events

The Company increased it’s surety bond on the Lost Creek project to $8.9 million in January 2013. This increase was due to the start of construction at Lost Creek, but was delayed because of a disagreement between the Wyoming Department of Equalization (“WDEQ”) and the Nuclear Regulatory Commission on their rights as a part of the bonding process. The increase was made on a timely basis within WDEQ guidelines.

Funding

Bootheel